SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 22, 2007
Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

(215) 488-9300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 22, 2007, Discovery Laboratories, Inc. (the “Company”) announced that it received guidance from the U.S. Food and Drug Administration (“FDA”) regarding the key remaining steps necessary for potential approval of Surfaxin® (lucinactant) for the prevention of Respiratory Distress Syndrome (“RDS”) in premature infants. The Company had previously filed a briefing package with the FDA in preparation for the meeting on December 21, 2006. The newly received guidance primarily indicates that the defined pathway to the potential approval of Surfaxin does not require additional clinical trials and that the shelf-life for Surfaxin will be determined based upon comparative stability data from historical Surfaxin batches (including previously manufactured clinical, technology transfer, and investigational batches), as well as newly manufactured process validation batches.

As previously disclosed, the Company received a second Approvable Letter from the FDA in April 2006, in which the FDA requested certain information primarily focused on the Chemistry, Manufacturing and Controls section of the Company‘s New Drug Application (“NDA”) for Surfaxin. Based upon the recent FDA guidance, the Company anticipates filing its formal response to the April 2006 Approvable Letter in September or October 2007. Should the FDA deem such response complete, the agency has a six-month target to complete its review of the NDA. The press release, dated January 22, 2007, is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release, dated January 22, 2007.

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

By:  /s/ Robert J. Capetola
Robert J. Capetola, Ph.D.
President and Chief Executive Officer

Date: January 22, 2007

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